Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Michael A. Sherman, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Endocyte, Inc. on Form 10-K for the fiscal year ended December 31, 2016 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended and that information contained in such Annual Report on Form 10-K fairly presents in all material respects the financial condition and results of operations of Endocyte, Inc. for the periods covered by such Annual Report on Form 10-K.

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March 13, 2017	/s/ Michael A. Sherman
Name: Michael A. Sherman
Title: President and Chief Executive Officer

CERTIFICATION OF CHIEF OPERATING OFFICER

AND CHIEF FINANCIAL OFFICER PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Michael T. Andriole, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Endocyte, Inc. on Form 10-K for the fiscal year ended December 31, 2016 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended and that information contained in such Annual Report on Form 10-K fairly presents in all material respects the financial condition and results of operations of Endocyte, Inc. for the periods covered by such Annual Report on Form 10-K.

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March 13, 2017	/s/ Michael T. Andriole
Name: Michael T. Andriole
Title: Chief Financial Officer